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                           SMITH INTERNATIONAL, INC.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 8, 2004
                                 DATE OF REPORT
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



           DELAWARE                        1-8514                95-3822631
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)


                                      77060
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibit

              99.1 Press Release dated July 8, 2004 with respect to the Registrant's earnings release and conference call information and comments on second quarter litigation charges.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         A copy of the press release dated July 8, 2004, announcing the Registrant's earnings release and conference call information and comments on second quarter litigation charges is furnished as Exhibit 99.1 to this report on Form 8-K, and is incorporated herein by reference.

         The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report and Exhibit 99.1 will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SMITH INTERNATIONAL, INC.


Date: July 8, 2004
                                         /s/ NEAL S. SUTTON
                                         ---------------------------------------
                                         By:  Neal S. Sutton
                                         Senior Vice President - Administration,
                                         General Counsel and Secretary


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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION
-----------           -----------

    99.1              Press Release by the Registrant dated July 8, 2004.